UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 6, 2024
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A San Rafael California		94901
(Address of Principal Executive Offices)		(Zip Code)

(510) 984-1761
Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Ekso Bionics Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the "Annual Meeting").

Of the 18,099,260 shares of common stock outstanding and entitled to vote at the Annual Meeting, 11,425,241 shares were present at the Annual Meeting either virtually or by proxy, constituting a quorum. The stockholders voted on the following proposals at the Annual Meeting:

1.
To elect five persons to the Company’s board of directors, to serve until the annual meeting of stockholders to be held in 2025 and until their respective successors are elected and qualified, or until their earlier death, resignation or removal;

2.
To approve the extension of the term of the Company’s Amended and Restated 2014 Equity Incentive Plan until April 15, 2034 and to establish the total number of shares of common stock authorized for issuance pursuant to awards granted thereunder to 4,724,286 (an increase in the total number of shares of common stock authorized for issuance pursuant to awards of 1,000,000 as compared to the prior total number of shares of common stock authorized for issuance pursuant to awards under the Company’s Amended and Restated 2014 Equity Incentive Plan prior to its expiration);

3.	To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers;
4.	To approve, in an advisory (non-binding) vote, the frequency of future stockholder advisory votes on the compensation of our named executive officers; and
5.	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for the year ending December 31, 2024.

For more information about the foregoing proposals, see the Company’s proxy statement, filed with the Securities and Exchange Commission on April 26, 2024.

The voting results for each of the proposals are as follows:

1.	Election of Directors

Nominee	For	Withheld	Broker Non-votes
Scott G. Davis	6,586,899	472,228	4,366,114
Mary Ann Cloyd	6,574,398	484,729	4,366,114
Corinna Lathan, Ph.D.	6,576,463	482,664	4,366,114
Charles Li, Ph.D.	6,551,394	507,733	4,366,114
Deborah Lafer Scher	6,653,592	405,535	4,366,114

Each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to earlier resignation or removal.

2.	Approve the Amended and Restated 2014 Equity Incentive Plan

For	Against	Abstained	Broker Non-votes
5,903,408	1,115,736	39,983	4,366,114

The stockholders approved the extension of the term of the Company’s Amended and Restated 2014 Equity Incentive Plan to until April 15, 2034 and the establishment of the total number of shares of common stock authorized for issuance pursuant to awards granted thereunder to 4,724,286 (an increase in the total number of shares of common stock authorized for issuance pursuant to awards of 1,000,000 as compared to the total number of shares of common stock authorized for issuance pursuant to awards under the Company’s Amended and Restated 2014 Equity Incentive Plan prior to its expiration).

3.	Advisory Vote on Named Executive Officer Compensation

For	Against	Abstained	Broker Non-votes
6,303,399	631,663	124,065	4,366,114

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

4.	Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstained
6,840,255	25,427	125,746	67,699

The stockholders approved, on an advisory basis, the future advisory vote on compensation of the Company’s named executive officers to occur annually.

5.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
11,245,624	153,991	25,626	n/a

The stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:	/s/ Jerome Wong
Name:	Jerome Wong
Title:	Chief Financial Officer

Dated:	June 10, 2024